Exhibit 99.1



                                                    November 8, 2005




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES NINE MONTH 2005 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the nine month period ended September 30, 2005. During 2005, the Company recorded an adjustment that reduced the deferred tax asset valuation allowance and credited income tax expense by $1,135,100,000. Although this adjustment significantly increases reported net income for the period and shareholders' equity as of September 30, 2005, it is not a cash gain, and it does not represent any immediate income tax savings. The adjustment results from the Company's conclusion that it is more likely than not that it will have future taxable income sufficient to realize a portion of the net deferred tax asset, and is required to be recorded under generally accepted accounting principles.

Net income was $1,377,838,000 (including the $1,135,100,000 adjustment referred to above) or $12.01 per diluted common share for the nine month period ended September 30, 2005 compared to net income of $96,587,000 or $.90 per diluted common share for the nine month period ended September 30, 2004. Net income per share included income of $.47 for the 2005 period and a loss of $.03 for the 2004 period related to discontinued operations.

For more information on the adjustment described above and the Company's results of operations for 2005, please see the Company's Form 10-Q for the nine months ended September 30, 2005, which was filed with the Securities and Exchange Commission today.








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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
           ----------------------------------------------------------
                (In thousands, except earnings per share amounts)
                                   (Unaudited)

                                                                               For the Three Month           For the Nine Month
                                                                           Period Ended September 30,     Period Ended September 30,
                                                                           --------------------------    --------------------------
                                                                               2005            2004         2005             2004
                                                                               ----            ----         ----             ----

Revenues and other income                                                   $   836,888    $  633,593    $ 2,098,185    $ 1,712,870
                                                                            ===========    ==========    ===========    ===========

Net securities gains                                                        $    88,005    $   55,823    $   135,009    $   117,441
                                                                            ===========    ==========    ===========    ===========

Income from continuing operations before income
   taxes and equity in income (losses) of associated companies              $   145,236    $   80,794    $   179,053    $    76,556

Income taxes                                                                    (24,883)        1,978     (1,131,719)           972
                                                                            -----------    ----------    -----------    -----------

Income from continuing operations before equity
   in income (losses) of associated companies                                   170,119        78,816      1,130,772         75,584

Equity in income (losses) of associated companies, net of
   taxes                                                                        (66,531)       (3,919)        11,962         24,213
                                                                            -----------    ----------    -----------    -----------

Income from continuing operations                                               103,588        74,897      1,322,734         99,797

Income (loss) from discontinued operations, including gain
   on disposal, net of taxes                                                        526          (333)        55,104         (3,210)
                                                                            -----------    ----------    -----------    -----------

   Net income                                                               $   104,114    $   74,564    $ 1,377,838    $    96,587
                                                                            ===========    ==========    ===========    ===========

Basic earnings (loss) per common share:
Income from continuing operations                                              $    .96      $    .70       $  12.28       $    .94
Income (loss) from discontinued operations, including gain
   on disposal                                                                     --             --             .51           (.03)
                                                                               --------      --------       --------       --------
   Net income                                                                  $    .96      $    .70       $  12.79       $    .91
                                                                               ========      ========       ========       ========

Number of shares in calculation                                                 107,856       106,717        107,717        106,459
                                                                               ========      ========       ========       ========

Diluted earnings (loss) per common share:
Income from continuing operations                                              $    .93      $    .67       $  11.54       $    .93
Income (loss) from discontinued operations, including gain
   on disposal                                                                      --            --             .47           (.03)
                                                                               --------      --------       --------       --------
   Net income                                                                  $    .93      $    .67       $  12.01       $    .90
                                                                               ========      ========       ========       ========

Number of shares in calculation                                                 115,723       115,072        115,590        111,891
                                                                               ========      ========       ========       ========

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